PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors Fund For Income, Inc. for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 18.6 cents per share on Class A shares and 17.4 cents per share on Class B shares. For the same period, the Fund's return on a net asset value basis was 5.4% on Class A shares and 5.1% on Class B shares compared to a return of 5.9% for the average of all high yield funds as measured by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

As was the case during 1996, the high yield market outpaced other domestic fixed income asset classes, while trailing the torrid pace of the equity markets. Mutual fund investors, insurance companies, pension plans and others poured money into high yield bonds, seeking haven from the scanty yields available in other non-equity asset classes. This new money easily absorbed record new issuance of more than $55 billion and drove the average spread between high yield and Treasury securities to under 300 basis points. The market was made to look even more attractive as the good economic environment kept default rates unusually low and the strong stock market allowed many issuers to reduce debt by issuing public equity.

Generally, the performance of the Fund was hindered by its higher-than-average quality and shorter-than-average duration compared to other high yield funds, which generated greater returns as a result of their holdings in bonds with lower quality and longer duration. Additionally, the Fund was underweighted in the retailing and casino sectors, which have performed well so far this year. The Fund's lack of exposure to emerging markets also held back performance, as this traditionally volatile sector turned in extraordinary performance. Finally, there were fewer of the merger/corporate development announcements that aided Fund performance last year. Helping performance was the lack of any new defaulted or severely distressed issuers in the portfolio.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some

FIRST INVESTORS FUND FOR INCOME, INC.

markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

      [SIGNATURE]

Nancy W. Jones
Vice President
  and Portfolio Manager

July 28, 1997

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CORPORATE BONDS--85.9%
            AEROSPACE/DEFENSE--.3%
$   1,250M  K & F Industries, Inc., 10.375%, 2004              $  1,325,000     $    31
---------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--1.1%
    4,500M  Terra Industries, Inc., 10.50%, 2005                  4,927,500         114
---------------------------------------------------------------------------------------
            APPAREL/TEXTILES--2.9%
    2,000M  Dan River, Inc., 10.125%, 2003                        2,130,000          49
    2,000M  Gear for Sports, 9.625%, 2007 (Note 4)                2,020,000          47
    1,200M  Pillowtex, 10%, 2006                                  1,270,500          29
    7,000M  Westpoint Stevens, Inc., 9.375%, 2005                 7,280,000         168
---------------------------------------------------------------------------------------
                                                                 12,700,500         293
---------------------------------------------------------------------------------------
            AUTOMOTIVE--2.7%
    2,800M  Collins & Aikman Products Co., 11.50%, 2006           3,164,000          73
    2,000M  Exide Corp., 10%, 2005                                2,095,000          48
    4,000M  Lear Seating, Inc., 11.25%, 2000                      4,030,000          93
    2,260M  Safelite Glass Corp., 9.875%, 2006 (Note 4)           2,463,400          57
---------------------------------------------------------------------------------------
                                                                 11,752,400         271
---------------------------------------------------------------------------------------
            BUILDING MATERIALS--2.6%
    4,500M  American Standard Corp., 0%-10.50%, 2005              4,387,500         101
    4,950M  Triangle Pacific Corp., 10.50%, 2003                  5,302,687         122
    1,630M  Waxman USA, Inc., 11.125%, 2001                       1,638,150          38
---------------------------------------------------------------------------------------
                                                                 11,328,337         261
---------------------------------------------------------------------------------------
            CHEMICALS--5.6%
    4,200M  Harris Chemical North America, Inc., 10.25%, 2001     4,315,500         100
    6,125M  Harris Chemical North America, Inc., 10.75%, 2003     6,201,562         143
    1,500M  Precise Technology, Inc., 11.125%, 2007 (Note 4)      1,503,750          35
    6,600M  Rexene Corp., 11.75%, 2004                            7,491,000         173
    4,500M  Texas Petrochemicals Corp., 11.125%, 2006             4,876,875         112
---------------------------------------------------------------------------------------
                                                                 24,388,687         563
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--1.8%
$   1,000M  E & S Holdings, Inc., 10.375%, 2006                $  1,043,750     $    24
    2,070M  Herff Jones, Inc., 11%, 2005                          2,235,600          52
    2,000M  Hines Horticulture, Inc., 11.75%, 2005                2,100,000          48
    2,200M  Syratech Corp., 11%, 2007                             2,351,250          54
---------------------------------------------------------------------------------------
                                                                  7,730,600         178
---------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--1.4%
      600M  Plastic Containers, Inc., 10%, 2006                     624,000          14
    5,250M  Sweetheart Cup Co., Inc., 10.50%, 2003                5,302,500         122
---------------------------------------------------------------------------------------
                                                                  5,926,500         136
---------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--1.9%
    1,000M  Amtrol, Inc., 10.625%, 2006                           1,050,000          24
    2,500M  Day International Group, Inc., 11.125%, 2005          2,637,500          61
    4,275M  Fairfield Manufacturing, Inc., 11.375%, 2001          4,574,250         106
---------------------------------------------------------------------------------------
                                                                  8,261,750         191
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.1%
    1,000M  Amphenol Corp., 9.875%, 2007                          1,030,000          24
    3,650M  Essex Group, Inc., 10%, 2003                          3,832,500          88
---------------------------------------------------------------------------------------
                                                                  4,862,500         112
---------------------------------------------------------------------------------------
            ELECTRONICS/INSTRUMENTS/COMPONENTS--1.2%
    3,000M  Advanced Micro Devices, Inc., 11%, 2003               3,330,000          77
    1,600M  L-3 Communications Corp., 10.375%, 2007 (Note 4)      1,700,000          39
---------------------------------------------------------------------------------------
                                                                  5,030,000         116
---------------------------------------------------------------------------------------
            ENERGY--4.2%
    3,500M  Deeptech International, Inc., 12%, 2000               3,718,750          86
    3,500M  Falcon Drilling Co., Inc., 9.75%, 2001                3,587,500          83
    5,000M  KCS Energy Inc., 11%, 2003                            5,475,000         126
    1,500M  Magnum Hunter Resources, Inc., 10%, 2007 (Note 4)     1,483,125          34
    3,900M  Maxus Energy Corp., 11.50%, 2015                      4,090,125          94
---------------------------------------------------------------------------------------
                                                                 18,354,500         423
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.0%
$   4,000M  KSL Recreation Group, Inc., 10.25%, 2007 (Note 4)  $  4,160,000     $    96
---------------------------------------------------------------------------------------
            FINANCIAL SERVICES--.7%
    2,800M  Terra Nova Holdings, PLC, 10.75%, 2005                3,115,000          72
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--2.0%
    1,000M  Delta Beverage Group, Inc., 9.75%, 2003               1,037,500          24
    2,000M  Di Giorgio Corp., 10%, 2007 (Note 4)                  1,970,000          45
    5,000M  TLC Beatrice International Holdings, Inc.,
              11.50%, 2005                                        5,625,000         130
---------------------------------------------------------------------------------------
                                                                  8,632,500         199
---------------------------------------------------------------------------------------
            GAMING/LODGING--2.3%
    4,000M  Casino America, Inc., 12.50%, 2003                    4,175,000          96
      500M  Majestic Star Casino, LLC, 12.75%, 2003                 550,000          13
    2,250M  Prime Hospitality Corp., 9.25%, 2006                  2,317,500          53
    3,000M  Showboat, Inc., 9.25%, 2008                           3,067,500          71
---------------------------------------------------------------------------------------
                                                                 10,110,000         233
---------------------------------------------------------------------------------------
            HEALTHCARE--4.8%
    3,000M  Genesis Healthcare, Inc., 9.75%, 2005                 3,120,000          72
    4,400M  Healthsouth Rehabilitation Corp., 9.50%, 2001         4,642,000         107
    1,000M  IMED Corp., 9.75%, 2006 (Note 4)                      1,015,000          23
    3,750M  Integrated Health Services, Inc., 10.25%, 2006
              (Note 4)                                            3,984,375          92
    1,350M  Integrated Health Services, Inc., 9.50%, 2007
              (Note 4)                                            1,387,125          32
    2,200M  Owens & Minor, Inc., 10.875%, 2006                    2,376,000          55
    3,800M  Tenet Healthcare Corp., 10.125%, 2005                 4,142,000          96
---------------------------------------------------------------------------------------
                                                                 20,666,500         477
---------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.7%
    3,500M  Dictaphone Corp., 11.75%, 2005                        3,185,000          73
---------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--17.7%
    3,000M  Bell Cablemedia, PLC, 0%-11.95%, 2004                 2,726,250          63
    3,000M  CF Cable TV, Inc., 11.625%, 2005                      3,405,000          79
    5,000M  Comcast United Kingdom Cable Corp., 0%-11.20%,
              2007                                                3,750,000          86
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION (continued)
$   4,750M  Diamond Cable Communications, PLC, 0%-11.75%,
              2005                                             $  3,188,438     $    74
   10,550M  Echostar Communications Corp., 0%-12.875%, 2004       8,862,000         204
    4,000M  Jones Intercable, Inc., 11.50%, 2004                  4,300,000          99
    5,000M  Marcus Cable Operating Co., 0%-13.50%, 2004           4,337,500         100
    4,000M  MDC Communications Corp., 10.50%, 2006                4,260,000          98
    4,000M  Outdoor Systems, Inc., 8.875%, 2007 (Note 4)          3,880,000          89
    5,000M  PanAmSat Capital Corp., 0%-11.375%, 2003              4,850,000         112
    4,150M  Rogers Communication, Inc., 10.875%, 2004             4,367,875         101
    6,000M  SCI Television Corp., 11%, 2005                       6,330,000         146
    2,000M  Sinclair Broadcasting Group, 10%, 2005                2,057,500          47
    4,150M  TCI Satellite Entertainment, Inc., 10.875%, 2007
              (Note 4)                                            4,160,375          96
    6,500M  Videotron Holdings, PLC, 0%-11.125%, 2004             5,874,375         136
    4,000M  Videotron, Ltd., 10.25%, 2002                         4,260,000          98
    3,000M  Von Hoffman Press, Inc., 10.375%, 2007 (Note 4)       3,135,000          72
    3,000M  Young Broadcasting Corp., 10.125%, 2005               3,097,500          71
---------------------------------------------------------------------------------------
                                                                 76,841,813       1,771
---------------------------------------------------------------------------------------
            MINING/METALS--5.0%
    5,001M  Carbide/Graphite Group, Inc., 11.50%, 2003            5,476,095         126
    1,400M  Euramax International, PLC, 11.25%, 2006              1,505,000          35
    4,000M  Renco Metals, Inc., 11.50%, 2003                      4,280,000          99
    4,000M  Russel Metals, Inc., 10.25%, 2000                     4,160,000          96
    1,155M  UCAR Global Enterprises, Inc., 12%, 2005              1,305,872          30
    5,000M  Wheeling-Pittsburgh Steel Corp., 9.375%, 2003         4,850,000         112
---------------------------------------------------------------------------------------
                                                                 21,576,967         498
---------------------------------------------------------------------------------------
            MISCELLANEOUS--1.9%
    1,800M  Allied Waste, North America, 10.25%, 2006 (Note
              4)                                                  1,930,500          45
    1,025M  Kindercare Learning Centers, Inc., 9.50%, 2009          995,531          23
    1,000M  Mettler Toledo, 9.75%, 2006                           1,055,000          24
      700M  Muzak, L.P./ Muzak Capital Corp., 10%, 2003             733,250          17
    3,600M  Polymer Group, Inc., 9%, 2007 (Note 4)                3,542,076          82
---------------------------------------------------------------------------------------
                                                                  8,256,357         191
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--7.2%
$   4,000M  Container Corp., 11.25%, 2004                      $  4,385,000     $   101
    1,450M  Fonda Group, Inc., 9.50%, 2007 (Note 4)               1,395,625          32
    4,000M  Gaylord Container Corp., 11.50%, 2001                 4,180,000          96
    4,500M  Riverwood International, 10.25%, 2006                 4,438,125         102
    5,600M  S.D. Warren Co., Inc., 12%, 2004                      6,244,000         144
    5,500M  Stone Container Corp., 11.875%, 1998                  5,795,625         134
    2,000M  Stone Container Corp., 9.875%, 2001                   1,997,500          46
    2,400M  Stone Container Corp., 10.75%, 2002                   2,505,000          58
---------------------------------------------------------------------------------------
                                                                 30,940,875         713
---------------------------------------------------------------------------------------
            RETAIL--FOOD/DRUG--.7%
    2,000M  Randall's Food Markets, Inc., 9.375%, 2007 (Note
              4)                                                  1,990,000          46
    1,000M  Shoppers Food Warehouse Corp., 9.75%, 2004 (Note
              4)                                                  1,000,000          23
---------------------------------------------------------------------------------------
                                                                  2,990,000          69
---------------------------------------------------------------------------------------
            RETAIL--GENERAL MERCHANDISE--2.3%
    4,500M  Barnes & Noble, Inc., 11.875%, 2003                   4,871,250         112
    4,500M  Waban, Inc., 11%, 2004                                5,051,250         117
---------------------------------------------------------------------------------------
                                                                  9,922,500         229
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--9.5%
    5,300M  American Communication Services, Inc., 0%-13%,
              2005                                                3,166,750          73
    3,300M  Brooks Fiber Properties, Inc., 0%-10.875%, 2006       2,252,250          52
    2,500M  Brooks Fiber Properties, Inc., 0%-11.875%, 2006       1,631,250          38
    3,750M  Brooks Fiber Properties, Inc., 10%, 2007 (Note 4)     3,796,875          88
    5,800M  Comcast Cellular Corp., 9.50%, 2007 (Note 4)          5,836,250         135
    4,600M  GST USA Inc., 0%-13.875%, 2005                        2,852,000          66
    3,800M  InterCel, Inc., 0%-12%, 2006                          2,370,250          55
      500M  InterCel, Inc., 11.125%, 2007 (Note 4)                  500,000          12
    7,000M  Nextlink Communications, Inc., 12.50%, 2006           7,507,500         173
    6,000M  Orion Network Systems, Inc., 11.25%, 2007             6,240,000         144
    5,000M  Paging Network, Inc., 10%, 2008                       4,800,000         111
---------------------------------------------------------------------------------------
                                                                 40,953,125         947
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
PRINCIPAL                                                                      INVESTED
   AMOUNT                                                                      FOR EACH
       OR                                                                    $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRANSPORTATION--3.3%
$   2,000M  Coach USA, Inc., 9.375%, 2007 (Note 4)             $  1,970,000     $    45
    5,700M  Eletson Holdings, Inc., 9.25%, 2003                   5,785,500         133
    3,100M  Moran Transportation Co., 11.75%, 2004                3,441,000          79
    3,350M  Trism, Inc., 10.75%, 2000                             3,249,500          75
---------------------------------------------------------------------------------------
                                                                 14,446,000         332
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost
             $356,201,839)                                      372,384,911       8,589
---------------------------------------------------------------------------------------
            COMMON STOCKS--.1%
            MEDIA/CABLE TELEVISION
   15,753   *Echostar Communications Corp. - Class "A" (cost
              $0)                                                   246,141           6
---------------------------------------------------------------------------------------
            PREFERRED STOCKS--6.1%
            MEDIA/CABLE TELEVISION--5.1%
    2,631   American Radio Systems Corp., 11.375%, PIK (Note
              4)                                                    280,859           6
   81,430   Cablevision Systems Corp., 11.125%, PIK, Series
              "M"                                                 8,305,860         192
   11,820   K-III Communications Corp., 11.625%, PIK, Series
              "B"                                                 1,276,538          29
    5,770   PanAmSat Capital Corp., 12.75%, PIK                   7,154,850         165
    4,522   Time Warner, Inc., 10.25% PIK, Series "M"             5,019,420         116
---------------------------------------------------------------------------------------
                                                                 22,037,527         508
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.0%
  100,000   *S.D. Warren Co., Inc., 14%, Series "B"               4,300,000          99
---------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost
             $22,421,857)                                        26,337,527         607
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
 WARRANTS                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            WARRANTS--.3%
            PAPER/FOREST PRODUCTS--.2%
   55,390   *Gaylord Container Corp. (expiring 11/1/02)        $    439,658     $    10
  100,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
              4)                                                    500,000          12
---------------------------------------------------------------------------------------
                                                                    939,658          22
---------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--.0%
   65,000   *Cort Business Services Corp. (expiring 9/1/98)         219,375           5
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.1%
    7,300   *American Communication Services, Inc. (expiring
              11/1/05)                                              346,750           8
---------------------------------------------------------------------------------------
            TOTAL VALUE OF WARRANTS (cost $214,857)               1,505,783          35
---------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--2.4%
$  10,000M  U.S. Treasury Note, 7.25%, 2004 (cost
              $10,884,375)                                       10,428,120         241
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--4.9%
    6,500M  Archer-Daniels-Midland Co., 6.20%, 7/1/97             6,500,000         150
    2,250M  Hartford Steam Boiler Inspection & Insurance Co.,
              5.58%, 7/16/97                                      2,244,769          51
   12,750M  NYNEX Corp., 5.55%, 7/7/97                           12,738,206         294
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $21,482,975)                                        21,482,975         495
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $411,205,903)          99.7%   432,385,457       9,973
OTHER ASSETS, LESS LIABILITIES                            .3      1,159,876          27
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $433,545,333     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS FUND FOR INCOME, INC.
June 30, 1997

---------------------------------------------------------------------
ASSETS
Investments in securities, at value
  (identified cost $411,205,903) (Note
  1A)..................................                $  432,385,457
Cash...................................                       473,689
Receivables:
  Interest.............................  $  7,679,790
  Capital shares sold..................       454,123       8,133,913
                                         ------------
Other assets...........................                       168,816
                                                       --------------
Total Assets...........................                   441,161,875
LIABILITIES
Payables:
  Investment securities purchased......     3,542,076
  Dividend payable.....................     3,154,361
  Capital shares redeemed..............       560,976
Accrued advisory fee...................       267,540
Accrued expenses.......................        91,589
                                         ------------
Total Liabilities......................                     7,616,542
                                                       --------------
NET ASSETS (Note 6):
  Class A (99,199,992 shares
    outstanding).......................   429,069,811
  Class B (1,037,180 shares
    outstanding).......................     4,475,522  $  433,545,333
                                         ------------  --------------
                                                       --------------
NET ASSETS CONSIST OF:
Capital paid in........................                $1,081,195,880
Undistributed net investment income....                     5,566,373
Accumulated net realized loss on
  investment transactions..............                  (674,396,474)
Net unrealized appreciation in value of
  investments..........................                    21,179,554
                                                       --------------
Total..................................                $  433,545,333
                                                       --------------
                                                       --------------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................                $         4.33
                                                                -----
                                                                -----
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A ($4.33/.9375)*.......                $         4.62
                                                                -----
                                                                -----
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............                $         4.32
                                                                -----
                                                                -----

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS FUND FOR INCOME, INC.
Six Months Ended June 30, 1997

-----------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $20,262,408
  Dividends (Note 1E)..................      830,530
  Consent fees.........................      530,515
                                         -----------
Total income...........................               $21,623,453

Expenses (Notes 1 and 3):
  Advisory fee.........................    1,594,007
  Shareholder servicing costs..........      463,955
  Distribution plan expenses  - Class
    A..................................      321,355
  Distribution plan expenses  - Class
    B..................................       16,528
  Professional fees....................       35,784
  Custodian fees.......................       27,462
  Reports and notices to
    shareholders.......................       20,612
  Other expenses.......................       34,209
                                         -----------
Total expenses.........................    2,513,912
Less: Custodian fees paid indirectly...      (14,298)
                                         -----------
Net expenses...........................                 2,499,614
                                                      -----------
Net investment income..................                19,123,839
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......    2,811,623
Net unrealized appreciation of
  investments..........................      494,515
                                         -----------
Net gain on investments................                 3,306,138
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................               $22,429,977
                                                      -----------
                                                      -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS FUND FOR INCOME, INC.

---------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED         YEAR ENDED
                                                       JUNE 30, 1997  DECEMBER 31, 1996
--------------------------------------------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income...........................  $     19,123,839  $      39,637,266
  Net realized gain (loss) on investments.........         2,811,623         (5,886,757)
  Net unrealized appreciation of investments......           494,515         19,592,189
                                                    ----------------  -----------------
    Net increase in net assets resulting from
      operations..................................        22,429,977         53,342,698
                                                    ----------------  -----------------
DIVIDENDS TO SHAREHOLDERS
  Net investment income - Class A.................       (18,466,914)       (37,526,146)
  Net investment income - Class B.................          (157,743)          (210,871)
                                                    ----------------  -----------------
    Total dividends...............................       (18,624,657)       (37,737,017)
                                                    ----------------  -----------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.......................         9,269,152         14,956,436
  Value of dividends reinvested...................        10,682,597         25,915,540
  Cost of shares redeemed.........................       (26,331,302)       (50,539,459)
                                                    ----------------  -----------------
                                                          (6,379,553)        (9,667,483)
                                                    ----------------  -----------------
Class B:
  Proceeds from shares sold.......................         1,154,625          1,604,309
  Value of dividends reinvested...................            81,035            127,411
  Cost of shares redeemed.........................          (134,938)          (249,045)
                                                    ----------------  -----------------
                                                           1,100,722          1,482,675
                                                    ----------------  -----------------
  Net decrease from capital share transactions....        (5,278,831)        (8,184,808)
                                                    ----------------  -----------------
    Net increase (decrease) in net assets.........        (1,473,511)         7,420,873
NET ASSETS
  Beginning of period.............................       435,018,844        427,597,971
                                                    ----------------  -----------------
  End of period (including undistributed net
    investment income of $5,566,373 and
    $5,067,191, respectively).....................  $    433,545,333  $     435,018,844
                                                    ----------------  -----------------
                                                    ----------------  -----------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold............................................         2,160,100          3,564,924
  Issued for dividends reinvested.................         2,499,829          6,171,776
  Redeemed........................................        (6,144,100)       (12,071,004)
                                                    ----------------  -----------------
  Net decrease in Class A capital shares
    outstanding...................................        (1,484,171)        (2,334,304)
                                                    ----------------  -----------------
                                                    ----------------  -----------------
Class B:
  Sold............................................           269,610            383,768
  Issued for dividends reinvested.................            18,996             30,324
  Redeemed........................................           (31,780)           (59,519)
                                                    ----------------  -----------------
  Net increase in Class B capital shares
    outstanding...................................           256,826            354,573
                                                    ----------------  -----------------
                                                    ----------------  -----------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income and secondarily to seek capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Effective January 2, 1997, the Board of Directors approved a change in the pricing policy for securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter). These securities, which had previously been valued at the last bid price, are now valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining values. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At June 30, 1997, the Fund had capital loss carryovers of $669,293,833 of which $111,360,941 expires in 1997, $350,158,165 in 1998, $207,520,038 in 1999, and $254,689 in 2002.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the six months ended June 30, 1997, the Fund recognized $830,530 of dividend income from these taxable "pay in kind"

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

distributions. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $14,298 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITIES TRANSACTIONS--For the six months ended June 30, 1997, purchases and sales of securities, other than United States Government obligations and short-term corporate notes, aggregated $74,355,421 and $77,648,233, respectively.

At June 30, 1997, the cost of investments for federal income tax purposes was $411,205,903. Accumulated net unrealized appreciation on investments was $21,179,554, consisting of $23,467,624 gross unrealized appreciation and $2,288,070 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM"), and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's individual retirement accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

For the six months ended June 30, 1997, FIC, as underwriter, received $253,062 in commissions after allowing $25,388 to other dealers. Shareholder servicing costs included $305,992 in transfer agent fees paid to ADM, and $89,892 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the
Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the six months ended June 30, 1997, this fee reduction amounted to $321,355 for Class A and $2,917 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 1997, the Fund held twenty-four 144A securities with an aggregate value of $55,604,335 representing 12.8% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS FUND FOR INCOME, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A                                    CLASS B
                                         ----------------------------------------------------  ------------------------------
                                           1/1/97             Year Ended December 31             1/1/97
                                               to     ---------------------------------------        to
                                          6/30/97       1996    1995   1994      1993    1992   6/30/97       1996      1995*
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period...  $   4.29     $ 4.13  $ 3.81  $4.17    $ 3.89  $ 3.69  $   4.28     $ 4.13  $    3.81
                                         --------     ------  ------  -----    ------  ------  --------     ------  ---------
Income from Investment Operations
  Net investment income................       .19        .39     .38    .37       .39     .41       .17        .38        .31
  Net realized and unrealized gain
    (loss) on investments..............       .04        .14     .30   (.35)      .29     .19       .04        .12        .33
                                         --------     ------  ------  -----    ------  ------  --------     ------  ---------
    Total from Investment Operations...       .23        .53     .68    .02       .68     .60       .21        .50        .64
Less dividends from
  net investment income................       .19        .37     .36    .38       .40     .40       .17        .35        .32
                                         --------     ------  ------  -----    ------  ------  --------     ------  ---------
Net Asset Value, End of Period.........  $   4.33     $ 4.29  $ 4.13  $3.81    $ 4.17  $ 3.89  $   4.32     $ 4.28  $    4.13
                                         --------     ------  ------  -----    ------  ------  --------     ------  ---------
                                         --------     ------  ------  -----    ------  ------  --------     ------  ---------
TOTAL RETURN (%)+......................      5.39      13.40   18.54    .58     18.06   16.70      5.11      12.51      17.46
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  millions)............................      $429       $432    $425   $401      $431    $414        $4         $3         $2
Ratio to Average Net Assets: (%)
  Expenses.............................      1.16(a)    1.16    1.18   1.22      1.32    1.03      1.86(a)    1.86       1.92(a)
  Net investment income................      8.85(a)    9.27    9.53   9.34      9.54   10.63      8.15(a)    8.57       8.78(a)

Portfolio Turnover Rate (%)............        18         30      33     39        76      51        18         30         33

   + Calculated without sales charge
   * For the period 1/12/95 (date class B shares first offered) to 12/31/95
   (a) Annualized

                          See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Fund For Income, Inc., including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the six months ended June 30, 1997, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Fund For Income, Inc. at June 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the respective periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

July 31, 1997

FIRST INVESTORS FUND FOR INCOME, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS FUND FOR INCOME, INC.

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
FUND FOR
INCOME, INC.

SEMI-
ANNUAL
REPORT



JUNE 30, 1997


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

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FIFI065